UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      May 4, 2005
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                       Southern Connecticut Bancorp, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                   Connecticut
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                 (State or Other Jurisdiction of Incorporation)


              000-49784                                   06-1609692
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       (Commission File Number)               (IRS Employer Identification No.)


                215 Church Street
              New Haven, Connecticut                             06510
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     (Address of Principal Executive Offices)                  (Zip Code)


                                 (203) 782-1100
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                               TABLE OF CONTENTS
                               -----------------

Section 1--Registrant's Business and Operations

Item 8.01.        Other Items.

Item 9.01         Financial Statements and Exhibits

SIGNATURES
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EX-99.1 PRESS RELEASE DATED MAY 4, 2005
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Section 1 Registrants Business and Operations

Item 8.01.        Other Items.

SOUTHERN CONNECTICUT BANCORP, INC. ANNOUNCES ELECTION OF DIRECTORS
 AND OTHER ACTIONS AT THE 2005 ANNUAL MEETING OF SHAREHOLDERS.

Item 9.01.        Financial Statements and Exhibits.

            (a) Financial Statements of Businesses Acquired:

                  Not applicable.

            (b) Pro Forma Financial Information:

                  Not applicable.

            (c)   Exhibits:

              Exhibit
               Number      Description
             ---------    ------------------------------------------------------

                  99.1 Southern Connecticut Bancorp, Inc. announces the results of matters presented for shareholder action and other matters of the 2005 Annual Meeting of Shareholders held Tuesday, May 3, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       SOUTHERN CONNECTICUT BANCORP, INC.





                                              By: /s/ Michael M. Ciaburri
                                                  ---------------------------
                                              Name:  Michael M. Ciaburri
                                              Title: Director, President &
                                                     Chief Operating Officer



Date:  May 4, 2005

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